Exhibit 10.10

Execution Version

AMENDMENT NO. 9 TO THE FIRST LIEN CREDIT AGREEMENT REFERRED TO BELOW, dated as of September 15, 2017 (this “First Lien Amendment No. 9”), by and among DTZ UK GUARANTOR LIMITED, a private limited company incorporated under the laws of England and Wales with company number 09187412 (“Holdings”), DTZ U.S. BORROWER, LLC, a Delaware limited liability company (the “U.S. Borrower” or the “Borrower Representative”), DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936, a proprietary company limited by shares incorporated under the laws of Australia (the “Australian Borrower” and, collectively with U.S. Borrower, the “Borrowers”), Lenders constituting the Required Facility Lenders under the Revolving Credit Facility and UBS AG, STAMFORD BRANCH, as Administrative Agent.

PRELIMINARY STATEMENTS

A. Reference is made to the Syndicated Facility Agreement (First Lien) dated as of November 4, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time through the date hereof, the “First Lien Credit Agreement”), by and among Holdings, the Borrowers, the Administrative Agent and each Lender from time to time party thereto, pursuant to which the Lenders have extended credit to the Borrowers.

B. The Borrower Representative has requested that the Required Facility Lenders under the Revolving Credit Facility agree to amend Section 1.01 and Section 7.14 of the First Lien Credit Agreement in accordance with Section 10.01 of the First Lien Credit Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the undersigned parties agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this First Lien Amendment No. 9 shall have the same meanings specified in the First Lien Credit Agreement. The provisions of Section 1.02 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(a) The following definitions shall be deemed to be added to Section 1.01 of the First Lien Credit Agreement effective as of the First Lien Amendment No. 9 Effective Date (as defined below):

“First Lien Amendment No. 9” means Amendment No. 9 to this Agreement dated September 15, 2017.

“First Lien Amendment No. 9 Effective Date” has the meaning assigned in First Lien Amendment No. 9.

SECTION 2. Amendment.

(a) The definition of “Applicable Letter of Credit Threshold” in Section 1.01 of the First Lien Credit Agreement shall be amended and restated as follows, effective as of the First Lien Amendment No. 9 Effective Date:

““Applicable Letter of Credit Threshold” means, as of the last day of any fiscal quarter of Holdings, the percentage corresponding with the Excluded Undrawn L/C Amount as of such date, set forth below and equal to:

Excluded Undrawn L/C Amount	Applicable Letter of Credit Threshold
> $185 million but ≤ $220 million	10%
> $150 million but ≤ $185 million	15%
> $120 million but ≤ $150 million	30%
≤ ≤ $ 120 million	35%”

SECTION 3. Conditions to Effectiveness. This First Lien Amendment No. 9 shall become effective on September 15, 2017 (the “First Lien Amendment No. 9 Effective Date”) so long as:

(a) The Administrative Agent (or its counsel) receives executed counterparts of this First Lien Amendment No. 9, properly executed and delivered by (x) a Responsible Officer of Holdings and each Borrower and (y) Lenders constituting the Required Facility Lenders under the Revolving Credit Facility;

(b) The representations and warranties of Holdings and the Borrowers contained in Section 4 hereof shall be true and correct on and as of the First Lien Amendment No. 9 Effective Date;

(c) To the extent invoiced at least two (2) Business Days prior to the First Lien Amendment No. 9 Effective Date, all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, negotiation, solicitation of consents for, execution and delivery of this First Lien Amendment No. 9 (but limited, in the case of such costs and expenses related to counsel to the Administrative Agent, to those of Cahill Gordon & Reindel LLP) shall have been paid; and

(d) The First Lien Amendment No. 8 Effective Date shall have occurred.

SECTION 4. Representations and Warranties. Holdings and the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders party hereto as of the First Lien Amendment No. 9 Effective Date:

(a) The execution, delivery and performance by Holdings and each Borrower of this First Lien Amendment No. 9 has been duly authorized by all necessary corporate or other organizational action of Holdings and such Borrower.

(b) None of the execution, delivery and performance by Holdings and each Borrower of this First Lien Amendment No. 9 will (i) contravene the terms of any of Holding’s or such Borrower’s Organizational Documents, (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of Holdings or such Borrower under (A) any Contractual Obligation to which Holdings or such Borrower is a party or affecting Holdings or such Borrower or the properties of Holdings or such Borrower or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which Holdings or such Borrower or its property is subject; or (iii) violate any applicable Law; except with respect to any breach, contravention or violation referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Holdings or either Borrower of this First Lien Amendment No. 9, except for (i) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect and (ii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d) This First Lien Amendment No. 9 has been duly executed and delivered by Holdings and each Borrower. This First Lien Amendment No. 9 constitutes a legal, valid and binding obligation of Holdings and each Borrower, enforceable against Holdings and such Borrower in accordance with its terms, subject to the making of the appropriate registrations, filings, stamping and/or notification and except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(e) The representations and warranties of the Borrowers and Holdings contained in Article V of the First Lien Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the First Lien Amendment No. 9 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(f) No Default exists as of the First Lien Amendment No. 9 Effective Date, or would result from the effectiveness of First Lien Amendment No. 9.

SECTION 5. Amendment, Modification and Waiver. This First Lien Amendment No. 9 may not be amended, modified or waived except in accordance with Section 10.01 of the First Lien Credit Agreement.

SECTION 6. Entire Agreement. This First Lien Amendment No. 9, the First Lien Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. From and after the First Lien Amendment No. 9 Effective Date, this First Lien Amendment No. 9 shall constitute a “Loan Document” for all purposes of the First Lien Credit Agreement and any other Loan Document. Except as expressly set forth herein, this First Lien Amendment No. 9 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the First Lien Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the First Lien Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the First Lien Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the First Lien Credit Agreement as amended hereby and that this First Lien Amendment No. 9 is a Loan Document.

SECTION 7. GOVERNING LAW.

(a) THIS FIRST LIEN AMENDMENT NO. 9 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) HOLDINGS AND THE BORROWERS, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST LIEN AMENDMENT NO. 9, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST HOLDINGS OR EITHER BORROWER IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(c) HOLDINGS AND THE BORROWER THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION 7. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

SECTION 8. Severability. If any provision of this First Lien Amendment No. 9 is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this First Lien Amendment No. 9 shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9. Counterparts. This First Lien Amendment No. 9 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this First Lien Amendment No. 9 shall be effective as delivery of an original executed counterpart of this First Lien Amendment No. 9.

SECTION 10. Headings. The headings of this First Lien Amendment No. 9 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 9 as of the date first written above.

UBS AG, STAMFORD BRANCH, as a Revolving Credit Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

[Signature Page to the First Lien Amendment No. 9]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 9 as of the date first written above.

JPMorgan Chase Bank, N.A., as a Revolving Credit Lender

By:	/s/ Chiara Carter
Name: Chiara Carter
Title: Executive Director

[Signature Page to the First Lien Amendment No. 9]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 9 as of the date first written above.

Citibank, N.A., as a Revolving Credit Lender

By:	/s/ Blake Gronich
Name: Blake Gronich
Title: Vice President

[Signature Page to the First Lien Amendment No. 9]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 9 as of the date first written above.

CREDIT SUISSE AG, Cayman Islands Branch, as a Revolving Credit Lender

By:	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

By:	/s/ Joan Park
Name: Joan Park
Title: Authorized Signatory

[Signature Page to the First Lien Amendment No. 9]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 9 as of the date first written above.

MORGAN STANLEY BANK, N.A., as a Revolving Credit Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to the First Lien Amendment No. 9]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 9 as of the date first written above.

HSBC Bank USA, N.A., as a Revolving Credit Lender

By:	/s/ Patricia DelGrande
Name: Patricia DelGrande
Title: Managing Director

[Signature Page to the First Lien Amendment No. 9]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 9 as of the date first written above.

ING Capital LLC, as a Revolving Credit Lender

By:	/s/ Keith Alexander
Name: Keith Alexander
Title: Managing Director

By:	/s/ Clifford Beltzer
Name: Clifford Beltzer
Title: Vice President

[Signature Page to the First Lien Amendment No. 9]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 9 as of the date first written above.

Mizuho Bank, Ltd., as a Revolving Credit Lender

By:	/s/ James Fayen
Name: James Fayen
Title: Managing Director

[Signature Page to the First Lien Amendment No. 9]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 9 as of the date first written above.

Bank of America, N.A., as a Revolving Credit Lender

By:	/s/ David H. Strickert
Name: David H. Strickert
Title: Managing Director

[Signature Page to the First Lien Amendment No. 9]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Lien Amendment No. 9 as of the date first written above.

Credit Agricole CIB Australia Limited, as a Revolving Credit Lender

By:	/s/ Thibault Rosset
Name: THIBAULT ROSSET
Title: MANAGING DIRECTOR

By:	/s/ Jean-Michel Fatovic
Name: JEAN-MICHEL FATOVIC
Title: MANAGING DIRECTOR

[Signature Page to the First Lien Amendment No. 9]

ACKNOWLEDGED BY:

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

[Signature Page to the First Lien Amendment No. 9]

DTZ UK GUARANTOR LIMITED, as Holdings

By:	/s/ Rajeev Ruparelia
Name:	Rajeev Ruparelia
Title:	Director

DTZ U.S. BORROWER, LLC, as the U.S. Borrower and Borrower Representative

By:
Name:	Duncan Palmer
Title:	Chief Financial Officer

[Signature Page to the First Lien Amendment No. 9]

DTZ UK GUARANTOR LIMITED, as Holdings

By:
Name:	Rajeev Ruparelia
Title:	Director

DTZ U.S. BORROWER, LLC, as the U.S. Borrower and Borrower Representative

By:	/s/ Duncan Palmer
Name:	Duncan Palmer
Title:	Chief Financial Officer

[Signature Page to the First Lien Amendment No. 9]

Signed by DTZ AUS HOLDCO PTY LIMITED ACN 602 106 936 in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Michael Hodges	/s/ Brett Soloway
Signature of director	Signature of director/secretary

/s/ Michael Hodges	Brett Soloway
Name of director (print)	Name of director/secretary (print)

[Signature Page to the First Lien Amendment No. 9]